UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 5, 2026

NEOSTELLAR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	NSLR	Nasdaq Global Select Market
6.00% Notes due 2026	NSLRL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 5, 2026, Neostellar Capital Corp. (“Neostellar” or the “Company”) issued a press release containing preliminary estimates of its results for the third quarter ended September 30, 2026 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01. Other Events.

Preliminary Estimates and Investment Portfolio Update

On October 5, 2026, the Company disclosed the following information in the Press Release.

Preliminary Net Asset Value

As previously reported, the Company’s net assets totaled approximately $355.9 million, or $13.44 per share, as of June 30, 2026, compared to approximately $231.8 million, or $9.23 per share, as of September 30, 2025.

As of September 30, 2026, the Company’s net asset value is estimated to be between $12.25 and $12.75 per share.

Investment Portfolio Update

As of September 30, 2026, the Company held positions in 34 portfolio companies – 30 privately held and 4 publicly held.

During the three months ended September 30, 2026, the Company made the following investment:

Portfolio Company	Investment	Transaction Date	Amount(1)
Shogun Enterprises, Inc. (d/b/a Hearth)(2)	Common Shares	7/10/2026	$	<0.1 million

(1)	Amount invested does not include capitalized costs or prepaid expenses, if applicable.

(2)	On July 10, 2026, the Company exercised 86,076 warrants and received 86,076 Common Shares of Shogun Enterprises, Inc. (d/b/a Hearth).

During the three months ended September 30, 2026, the Company exited and/or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity / Initial Capital	Average Net Share Price(1)	Net Proceeds		Realized Gain/(Loss)
GrabAGun Digital Holdings Inc. - Common Shares(2)	Various	143,655	$3.12		$0.4 million	$0.3 million
Aventine Property Group, Inc.	7/8/2026	312,500	$0.10	$	<0.1 million	$(2.5 million)
CW Opportunity 2 LP	8/21/2026	3.8%	N/A		$2.0 million	$1.4 million	(3)
Learneo, Inc. (f/k/a Course Hero, Inc.)	9/21/2026	2,421,168	$3.88		$9.4 million	$(5.6 million)
CTN Holdings, Inc. (d/b/a Catona Climate, f/k/a Aspiration Partners, Inc.)(4)	9/25/2026	565,182	N/A		$-	$(1.3 million)

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

(2)	As of September 30, 2026, the Company holds 308,964 common shares of GrabAGun Digital Holdings, Inc.

(3)	CW Opportunity 2 LP is an SPV for which the Class A Interest is solely invested in the Class A Common Shares of CoreWeave, Inc. Realized gain is calculated based on the current reporting by the SPV and may be subject to change or adjustment due to the impact of performance fees.

(4)	On September 25, 2026, the Company abandoned its investment in CTN Holdings, Inc. (d/b/a Catona Climate, f/k/a Aspiration Partners, Inc.).

The Company’s liquid assets were approximately $42.2 million as of September 30, 2026, consisting of cash and securities of publicly traded portfolio companies not subject to certain restrictions at quarter-end.

As of September 30, 2026, there were 26,473,222 shares of the Company’s common stock outstanding.

Magnetar 6.50% Redeemable Promissory Note due 2029

On July 17, 2026, the Company received gross proceeds of $20.0 million pursuant to a redeemable promissory note issued to a Magnetar-affiliated entity. The redeemable promissory note bears interest at 6.50% per annum, payable semiannually in cash, and matures on July 16, 2029, unless earlier repaid through the issuance of shares of the Company’s common stock upon the completion of a transaction or series of transactions that result in at least $230.0 million of gross proceeds to the Company. In such event, the outstanding principal and accrued interest would be satisfied through the issuance of shares of the Company’s common stock at the price per share of common stock sold by the Company in the latest of such transactions in which the Company raised at least $5.0 million in aggregate net proceeds from sales to purchasers that were not affiliates of the Company. The Company believes the financing enhances liquidity and financial flexibility as the Company continues to execute its investment strategy.

Note Repurchase Program

On October 29, 2025, the Company’s Board of Directors approved an extension of the discretionary note repurchase program (the “Note Repurchase Program”) which allows the Company to repurchase up to an additional $40.0 million, or the remaining aggregate principal amount, of its 6.00% Notes due 2026 (the “6.00% Notes”) through open market purchases, including block purchases, in such manner as will comply with the provisions of the Investment Company Act of 1940, as amended, and the Exchange Act.

During the quarter ended September 30, 2026, the Company repurchased an additional 1,984 of the 6.00% Notes under the Note Repurchase Program. As of September 30, 2026, the Company had repurchased 1,568,791 of the 6.00% Notes under the Note Repurchase Program. The aggregate principal dollar amount of 6.00% Notes that may yet be repurchased by the Company under the Note Repurchase Program is approximately $35.8 million, or the remaining aggregate principal amount, of its 6.00% Notes.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its third quarter ended September 30, 2026 results in November 2026.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements.” The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy; risks relating to our externally managed structure and our relationship with Neostellar Advisors LLC (the “Adviser”), Magnetar Holdings LLC and their respective affiliates, including actual and potential conflicts of interest; our ability to retain key personnel and execute our investment strategy; and other risks and uncertainties that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management’s current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated October 5, 2026*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026	NEOSTELLAR CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Treasurer and
Corporate Secretary